Securities, 424I - Securities, 424I: 1	Mar. 24, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common shares of beneficial interest
Aggregate Sales Price	$ 112,626,368
Aggregate Redeemed or Repurchased, FY	383,655,403
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(271,029,035)
Net Sales	$ 0
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00